Exhibit 10.01

April 13, 2017
By Electronic Mail

Mark Shifke
c/o Green Dot Corporation
3465 E. Foothill Blvd.
Pasadena, California 91107
Dear Mark:
This letter agreement (this “Employment Agreement”) sets forth the terms of your continued employment with Green Dot Corporation (the “Company” or “us”) as the Company’s Chief Financial Officer (“CFO” or “you”). Your service with the Company will be subject to the terms and conditions of this Employment Agreement and shall be effective as of the date set forth on the signature page hereto (the “Effective Date”).
1.Reporting; Place of Employment. Your place of employment will continue to be the Company’s offices in Pasadena, California, although you and the Company’s Chief Executive Officer may develop a mutually agreeable travel schedule that allows you to work remotely from New York.
2.Base Salary. Your annual base salary (your “Base Salary”) will be equal to your annual base salary as in effect immediately prior to the Effective Date, and the parties acknowledge and agree that such amount is $450,000.00 on an annualized basis, less applicable withholdings, payable in accordance with the Company’s normal payroll practices.
3.Bonus Plan Participation. In addition to your Base Salary, you will continue to be eligible to participate in the Company’s 2017 Executive Officer Incentive Bonus Plan (the “Bonus Plan”), under which your annual target bonus will be equal to your annual target bonus in effect immediately prior to the Effective Date, and the parties acknowledge and agree that such amount is 100% of your Base Salary for 2017. The actual bonus amount awarded, if any, will be determined under, and subject to all the terms, conditions and restrictions of, the Bonus Plan, as amended from time to time. To the extent you earn a bonus under the Bonus Plan for 2017, such bonus will be calculated as if you were CFO for the full year in 2017, whether or not you actually served in the role of CFO for the full year.
4.    Company Equity Awards. Your outstanding unvested equity awards, including without limitation the restricted stock units granted to you on January 2, 2015 and February 29, 2016 (collectively, the “M&A RSUs”) and the unvested restricted stock units that remain subject to the grant of restricted stock units to you on May 27, 2015 (the “Interim CFO RSUs”), will continue to vest in accordance with their terms while you continue employment with us in your role as CFO.
5.    Fringe Benefits. You will continue to participate in the employee benefit plans maintained by the Company in which you currently participate, subject to the terms and conditions of such plans.
6.    Indemnification and Insurance. The Company will indemnify you with respect to activities in connection with your employment hereunder under the indemnification and insurance provision of the Company’s bylaws and the Indemnity Agreement by and between you and the Company, which continues in full force and effect.
7.    Termination as CFO and Continuation as Employee. You acknowledge and agree that you will automatically terminate being the Company’s CFO effective as of the date a new chief financial officer commences employment with the Company (“CFO Termination Date”), and upon the CFO Termination Date you will continue as an employee pursuant to the terms and conditions of the transitional employment agreement (the “Transitional Employment Agreement”) set forth on Exhibit A hereto. Provided you deliver to the Company the Transitional Employment Agreement (the release agreement set forth therein, the “Release”) and satisfy all conditions to make the Release effective within sixty (60) days following your Separation (such sixty (60) day period, the “Release Period”), you shall be entitled to the benefits as set forth therein. For purposes of this Agreement, “Separation” means the end of your service as the Company’s CFO as of the CFO Termination Date.
8.    No Other Benefits. Except as expressly provided in this Employment Agreement, the Transitional Employment Agreement, or the Company’s 2010 Equity Incentive Plan, or expressly required under applicable law, you shall not be entitled to receive any other payment, benefit or other form of compensation as a result of your employment or the termination thereof.
9.    At-Will Employment Relationship. Your employment with the Company is “at-will.” This means you may resign at any time for any reason. Likewise, the Company may terminate your employment relationship at any time, with or without cause or notice. Any change to your at-will employment relationship with the Company must be by a specific, written agreement signed by you and the Company’s Compensation Committee.
10.    Termination of Employment for Cause, by You or Death or Disability. You shall not be entitled to payment of any then-unearned portion of the amounts provided under Sections 2 and 3 above and the vesting of your outstanding equity awards, including without limitation the M&A RSUs and Interim CFO RSUs, shall terminate and vesting shall cease upon termination of your employment (i) by the Company for Cause, (ii) by you for any reason, or (iii) due to your death or disability.
11.    Termination by the Company Without Cause. If the Company terminates your employment without Cause prior to the CFO Termination Date, then, subject to your execution and nonrevocation of the Second Release (as defined in the Transitional Employment Agreement), and such release becoming effective, you shall be entitled to (i) any then unpaid Base Salary as set forth in Section 2 hereof (payable in a lump-sum on the 60th day following your date of termination), (ii) any then unpaid Base Salary as set forth in Section 3(a) of the Transitional Employment Agreement (payable in a lump-sum on the 60th day following the date of termination) (iii) any payment to which you are entitled under the terms of the Bonus Plan as set forth in Section 3 hereof, and (iv) full vesting acceleration and settlement of then unvested shares subject to your M&A RSUs and Interim CFO RSUs as set forth in Section B3(c) of the Transitional Employment Agreement. Additionally, subject to your execution and nonrevocation of the Second Release, and such release becoming effective, if the Company terminates your employment without Cause during 2017 and prior to the CFO Termination Date, the Company agrees that you will be eligible to receive under Section 3 of this Employment Agreement the annual bonus that you would have earned for 2017 had you been employed through the time of payment, notwithstanding the condition under the Bonus Plan that in order to be eligible to participate in the Bonus Plan a Participant (as defined in the Bonus Plan) must be employed at the time of payment. Any such bonus under the Bonus Plan is subject to the approval of the Compensation Committee of the Company’s Board of Directors, after evaluating to the extent to which the performance objective under the Bonus Plan has been achieved. For the avoidance of doubt, any payment you receive will be calculated in the same manner used for all other Participants under the Bonus Plan, and will be paid at the same time payments are made to such other Participants but in any event no later than March 15, 2018 and payable in a lump-sum.
12.    Confidential Information and Other Company Policies. You will be bound by and comply fully with the Company’s insider trading policy, code of conduct, and any other policies and programs adopted by the Company regulating the behavior of its employees, as such policies and programs may be amended from time to time. In addition, you acknowledge and agree that you continue to be bound by the Employee Inventions and Confidentiality Agreement (the “Employee Inventions and Confidentiality Agreement”) previously entered into by and between you and the Company.
13.    Conflicts of Interest. During the term of your employment with the Company, you will be expected to devote your full working time and attention to the business of the Company, and you will not render services to any other business without the prior approval of the Board. You must not engage in any work, paid or unpaid, that creates an actual conflict of interest with the Company. Such work shall include, but is not limited to, directly or indirectly competing with the Company in any way, or acting as an officer, director, employee, consultant, stockholder, volunteer, lender, or agent of any business enterprise of the same nature as, or which is in direct competition with, the business in which the Company is now engaged or in which the Company becomes engaged during the term of your employment with the Company, as may be determined by the Company in its sole discretion. If the Company believes such a conflict

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exists during the term of this Employment Agreement, the Company may ask you to choose to discontinue the other work or resign employment with the Company.
14.    Withholding. All sums payable to you hereunder will be reduced by all applicable federal, state, local and other withholding and similar taxes and payments required by applicable law.
15.    Severability. If any term, covenant, condition or provision of this Employment Agreement or the application thereof to any person or circumstance shall, at any time, or to any extent, be determined invalid or unenforceable, the remaining provisions of this Employment Agreement shall not be affected thereby and shall be deemed valid and fully enforceable to the extent permitted by law.
16.    Successors; Assignment. The rights and obligations of the Company under this Employment Agreement shall inure to the benefit of and be binding upon the successors and assigns of the Company. Your rights and obligations hereunder are non-assignable. The Company may assign its rights and obligations to any entity in which the Company or an entity affiliated with the Company, has a majority ownership interest.
17.    Notices. Notices and all other communications contemplated by this Employment Agreement shall be in writing and shall be deemed to have been duly given when personally delivered or when mailed by U.S. registered or certified mail, return receipt requested and postage prepaid. Notices or other communication directed to you shall be addressed to your home address most recently communicated to the Company in writing. Notices or other communication directed to the Company shall be addressed to the Company’s corporate headquarters and directed to the attention of the Board.
18.    Entire Agreement. This Employment Agreement, agreements governing your Company equity awards and the Employee Inventions and Confidentiality Agreement set forth the terms of your employment with the Company and supersede any prior representations or agreements, whether written or oral. This Employment Agreement may not be modified or amended except by a written agreement signed by you and the Company’s Compensation Committee.
19.    Choice of Law. This Employment Agreement is made and entered into in the State of California, and shall in all respects be interpreted, enforced and governed by and under the laws of the State of California (but not including any choice of law rule thereof that would cause the laws of another jurisdiction to apply).
20.    Arbitration and Class Action Waiver. You and the Company agree to submit to mandatory binding arbitration any and all claims arising out of or related to your employment with the Company and the termination thereof, including, but not limited to, claims for unpaid wages, wrongful termination, torts, stock or stock options or other ownership interest in the Company, and/or discrimination (including harassment) based upon any federal, state or local ordinance, statute, regulation or constitutional provision, except that each party may, at its, his or her option, seek injunctive relief in court related to the improper use, disclosure or misappropriation of a party’s private, proprietary, confidential or trade secret information (collectively, “Arbitrable Claims”). Further, to the fullest extent permitted by law, you and the Company agree that no class or collective actions can be asserted in arbitration or otherwise. All claims, whether in arbitration or otherwise, must be brought solely in your or the Company’s individual capacity, and not as a plaintiff or class member in any purported class or collective proceeding. Nothing in this Arbitration and Class Action Waiver section, however, restricts your right, if any, to file in court a representative action under California Labor Code Sections 2698, et seq.
SUBJECT TO THE ABOVE PROVISO, THE PARTIES HEREBY WAIVE ANY RIGHTS THEY MAY HAVE TO TRIAL BY JURY IN REGARD TO ARBITRABLE CLAIMS. THE PARTIES FURTHER WAIVE ANY RIGHTS THEY MAY HAVE TO PURSUE OR PARTICIPATE IN A CLASS OR COLLECTIVE ACTION PERTAINING TO ANY ARBITRABLE CLAIMS BETWEEN YOU AND THE COMPANY.
This Employment Agreement does not restrict your right to file administrative claims you may bring before any government agency where, as a matter of law, the parties may not restrict your ability to file such claims (including, but not limited to, the National Labor Relations Board, the Equal Employment Opportunity Commission and the

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Department of Labor). However, the parties agree that, to the fullest extent permitted by law, arbitration shall be the exclusive remedy for the subject matter of such administrative claims. The arbitration shall be conducted in Los Angeles County, California through JAMS before a single neutral arbitrator, in accordance with the JAMS employment arbitration rules then in effect. The JAMS rules may be found and reviewed at http://www.jamsadr.com/rules-employment-arbitration. If you are unable to access these rules, please let the Company know and the Company will provide you with a hardcopy. The arbitrator shall issue a written decision that contains the essential findings and conclusions on which the decision is based. In the event of arbitration relating to this Employment Agreement or your service with the Company, each of you and the Company will bear its own costs, including, without limitation, attorneys’ fees.
21.    Counterparts. This Employment Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together will constitute one and the same instrument.

[SIGNATURE PAGE TO EMPLOYMENT AGREEMENT FOLLOWS]

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To indicate your acceptance of this Employment Agreement, please sign and date this Employment Agreement in the space provided below and return it within three (3) business days either via fax (626-219-8722), mail, or scanned email.
Sincerely,

/s/ Steve W. Streit

Steven W. Streit
Chief Executive Officer
ACCEPTANCE:
I have read the foregoing Employment Agreement and agree with the terms and conditions as set forth herein.

SIGNATURE: _/s/ Mark L. Shifke________________________________
Mark Shifke
DATE: _4/13/17_______________________________________________

[SIGNATURE PAGE TO EMPLOYMENT AGREEMENT]

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Exhibit A
TRANSITIONAL EMPLOYMENT AGREEMENT

TRANSITIONAL EMPLOYMENT AGREEMENT
This Transitional Employment Agreement (this “Agreement”) is entered into as of [________], by and between Mark Shifke (“you”) and Green Dot Corporation (the “Company”), collectively referred to herein as the “Parties”. Capitalized terms used herein, but not defined herein, shall have the meanings ascribed to them in the Employment Agreement by and between you and the Company dated April 13, 2017 (the “Employment Agreement”).
RECITALS
WHEREAS, you have been employed by the Company as its CFO pursuant to the Employment Agreement, and you and the Company now wish to acknowledge your transition to an employee as a result of the CFO Termination Date;
WHEREAS, pursuant to the Employment Agreement, you and the Company agreed that upon the CFO Termination Date you would continue service with the Company as an employee for a period of time following the CFO Termination Date;
WHEREAS, you and the Company wish to set forth in writing the terms of your employment with the Company following the CFO Termination Date, and the Company wishes to receive from you a general release of all claims against the Company to cover the period of time of your employment with the Company up to the CFO Termination Date and to receive from you a second release of claims in favor of the Company at the end of the Employment Period (as defined below);
WHEREAS, the Parties, and each of them, wish to resolve any and all disputes, claims, complaints, grievances, charges, actions, petitions and demands that you may have against the Company as defined herein, including, but not limited to, any and all claims arising or in any way related to your employment with the Company, and you and the Company desire to embody in this Agreement the terms, conditions and benefits to be provided in connection with your termination of employment with the Company;
NOW THEREFORE, in consideration of the promises made herein, the Parties hereby agree as follows:
AGREEMENT

A.	Employment Period.
1.    Transition Date and Employment Period. Following the CFO Termination Date (provided you have executed and not revoked this Agreement and this Agreement is effective) you will continue in the capacity as an employee of the Company for the 12-month period as measured from the CFO Termination Date.
2.    Consideration for Release. Subject to your compliance with the terms and conditions of this Agreement, and provided you deliver to the Company this signed Agreement and satisfy all conditions to make the Release effective within sixty (60) days following your Separation (such sixty (60) day period, the “Release Period”), the Company shall provide you with good and valuable consideration, including, but not limited to, the payments set forth under this Agreement, as compensation for the Release set forth herein. For purposes of this Agreement, “Separation” means your termination of employment with the Company.

B.	Terms of Transitional Employment.
Subject to your execution of this Agreement and the effectiveness of the Release set forth herein within the Release Period, your employment with the Company during the Transitional Employment Period shall be subject to the terms set forth below.
1.    Employment Period. Following the CFO Termination Date you will continue as an employee of the Company for the twelve (12) month period commencing on the CFO Termination Date, or such shorter period than 12 months if you decide to terminate this Agreement in writing beforehand (the “Employment Period”). For the avoidance of doubt, in the event you voluntarily terminate this Agreement, any then unpaid amounts set forth in Section 3 below shall terminate, and you shall not be entitled to any further payments set forth in Section 3 below.
2.    Services. During the Employment Period you will continue to provide services as employee of the Company, reporting to its Chief Executive Officer.
3.    Employment Compensation During the Employment Period.
(a)    Base Salary. Your annual base salary for the Employment Period will be $450,000.00 (the “Base Salary”), less applicable withholdings, payable in accordance with the Company’s normal payroll practices.
(b)    Bonus Payment. You will be eligible to earn a bonus payment pursuant to and in accordance with the terms of Section 3 of the Employment Agreement and the Bonus Plan (as defined in the Employment Agreement). For the avoidance of doubt, other than the opportunity to earn a bonus under the Bonus Plan for 2017, you will be entitled to no other bonus payments during the Employment Period.
(c)    Equity Awards. Your outstanding unvested equity awards, including without limitation the restricted stock units granted to you on January 2, 2015 and February 29, 2016 (collectively, the “M&A RSUs”) and the unvested restricted stock units that remain subject to the grant of restricted stock units to you on May 27, 2015 (the “Interim CFO RSUs”), will continue to vest in accordance with their terms while you continue employment with us in your role as an employee during the Employment Period. At the end of the Employment Period upon your execution and nonrevocation of a release of claims in favor of the Company and upon the effectiveness of such release (the “Second Release”) attached hereto as Exhibit B, and upon its effectiveness (provided your employment has not earlier terminated pursuant to Sections 3(d) or 3(e) below), you will be entitled to full vesting acceleration and settlement of then unvested shares subject to your M&A RSUs and Interim CFO RSUs as set forth in Section 3(c) above, and all remaining unvested equity awards, including without limitation the unvested portion of performance-based restricted stock units granted to you in 2016 and 2017 (the “PRSUs”), will be forfeited by you.
(d)    Termination of Employment for Cause, by You or Death or Disability; No Benefits. You shall not be entitled to payment of any then-unearned portion of the amounts provided under Sections 3(a) and 3(b) above or under Section 3 of the Employment Agreement, and the vesting of your outstanding unvested equity awards, including without limitation the M&A RSUs, Interim CFO RSUs and PRSUs, shall terminate and vesting shall cease upon termination of your employment (i) by the Company for Cause, (ii) by you for any reason, or (iii) due to your death or disability.
(e)    Termination of Employment by the Company without Cause. If the Company terminates your employment without Cause during the Employment Period, then, subject to your execution and nonrevocation of the Second Release, and such release becoming effective, you shall be entitled to (i) any then unpaid Base Salary as set forth in Section 3(a) above (payable in a lump-sum on the 60th day following your date of termination), and (ii) full vesting acceleration and settlement of then unvested shares subject to your M&A RSUs and Interim CFO RSUs as set forth in Section 3(c) above. For the avoidance of doubt, all remaining unvested equity awards that are not accelerated according to the terms hereof, including without limitation the unvested portion of the PRSUs, will be forfeited by you. Additionally, subject to your execution and nonrevocation of the Second Release, and such release becoming effective, if the Company terminates your employment without Cause during 2017 and prior to the end of the Employment Period, the Company agrees that you will be eligible to receive under Section 3 of the Employment Agreement the annual bonus that you would have earned for 2017 had you been employed through the time of payment, notwithstanding the condition under the Bonus Plan (as defined in the Employment Agreement) that in order to be eligible to participate in the Bonus Plan a Participant (as defined in the Bonus Plan) must be employed at the time of payment. Any such bonus under the Bonus Plan is subject to the approval of the Compensation Committee of the Company’s Board of Directors, after evaluating to the extent to which the performance objective under the Bonus Plan has been achieved. For the avoidance of doubt, any payment you receive will be calculated in the same manner used for all other Participants under the Bonus Plan, and will be paid at the same time payments are made to such other Participants but in any event no later than March 15, 2018 and payable in a lump-sum.

(f)    Fringe Benefits. You will continue to participate in the employee benefit plans maintained by the Company in which you currently participate, subject to the terms and conditions of such plans.
(g)    Indemnification and Insurance. The Company will indemnify you with respect to activities in connection with your employment hereunder under the indemnification and insurance provision of the Company’s bylaws and the Indemnity Agreement by and between you and the Company, which continues in full force and effect.
(h)    No Other Benefits. Except as expressly provided in this Agreement, the Employment Agreement or the Company’s 2010 Equity Incentive Plan, or expressly required under applicable law, you shall not be entitled to receive any other payment, benefit or other form of compensation as a result of your employment or the termination thereof.
You acknowledge and agree that your strict compliance with the terms of this Agreement, including Section 4 below, is a condition to your receipt of any consideration pursuant to the terms of this Agreement. You further acknowledge and agree that in the event of any breach of your obligations under this Agreement, the Company shall, in its sole and absolute discretion, be entitled to refrain from making any payment of amounts provided under Section 3 that may be due but have not yet been paid, until such time as you have fully cured any such breach(es) to the satisfaction of the Company.
For purposes hereof, “Cause” means any of the following: (i) your conviction of or plea of nolo contendere to a felony; (ii) an act by you which constitutes gross misconduct in the performance of your obligations and duties hereunder; (iii) your act of fraud against the Company or any of its affiliates; (iv) your theft or misappropriation of property (including, without limitation, intellectual property) of the Company or its affiliates; (v) material breach by you of any confidentiality agreement with, or duties of confidentiality to, the Company or any of its affiliates that involves your wrongful disclosure of material confidential or proprietary information (including, without limitation, trade secrets or other intellectual property) of the Company or any of its affiliates.
4.    Employment Period Covenants.
(a)    Non-Competition. During the Employment Period, without the written consent of the Company, you will not become employed by (as an officer, director, employee, consultant or otherwise), involved or engaged in, or otherwise commercially interested in or affiliated with (other than as a less than 5% equity owner of any corporation traded on any national, international or regional stock exchange or over-the-counter market) any person or entity that competes with the Company or an affiliate thereof (together, the “Company Group”) in the business of providing pre-paid debit cards, cash reload processing services, tax refund processing services or checking account products (the “Business”).
(b)    Non-Solicitation of Employees. During the Employment Period and for a period of one (1) year thereafter, without the written consent of the Company, you will not induce or attempt to induce any employee of any member of the Company Group to leave the employment of the Company Group. Notwithstanding the foregoing, for purposes of this Agreement, the placement of general advertisements that may be targeted to a particular geographic or technical area but that are not specifically targeted toward employees of the Company or its successor assigns shall not be deemed to be a breach of this Section 6.

C.	Release.
In consideration of the payments and benefits provided and to be provided to you by the Company under this Agreement, and in connection with your Separation due to termination of your employment by the Company without Cause (as such term is defined in the Employment Agreement), as applicable, by your signature below you agree to the following general release (the “Release”):
1.On behalf of yourself, your heirs, executors, administrators, successors, and assigns, you hereby fully and forever generally release and discharge the Company, its current, former and future parents, subsidiaries, affiliated companies, related entities, employee benefit plans, and their fiduciaries, predecessors, successors, officers, directors, shareholders, agents, employees and assigns (collectively, for purposes of this Section C, the “Company”) from any and all claims, causes of action, and liabilities up through the date of your execution of this Release. The claims subject to this Release include, but are not limited to, those relating to your employment with the Company and/or any predecessor to the Company and the termination of such employment. All such claims (including related attorneys’ fees and costs) are barred without regard to whether those claims are based on any alleged breach of a duty arising in statute, contract, or tort. This expressly includes waiver and release of any rights and claims arising under any and all laws, rules, regulations, and ordinances, including, but not limited to: Title VII of the Civil Rights Act of 1964; the Older Workers Benefit Protection Act; the Americans With Disabilities Act; the Age Discrimination in Employment Act; the Fair Labor Standards Act; the National Labor Relations Act; the Family and Medical Leave Act; the Employee Retirement Income Security Act of 1974, as amended (“ERISA”); the Workers Adjustment and Retraining Notification Act; the California Fair Employment and Housing Act (if applicable); the provisions of the California Labor Code (if applicable); the Equal Pay Act of 1963; and any similar law of any other state or governmental entity. You further waive any rights under Section 1542 of the Civil Code of the State of California or any similar state statute. Section 1542 states: “A general release does not extend to claims which the creditor does not know or suspect to exist in his or her favor at the time of executing the release, which, if known to him or her, must have materially affected his or her settlement with the debtor.” This Release does not extend to, and has no effect upon, any benefits that have accrued, and to which you have become vested or otherwise entitled to, under any employee benefit plan, program or policy sponsored or maintained by the Company, Section 11 of the Employment Agreement or Section 3(e) of the Agreement or to your right to indemnification by the Company, and continued coverage by the Company’s director’s and officer’s liability insurance policy, which shall, in each case, in all events continue to be at the same level as applicable to active officers and directors of the Company to any claim that arises after the date of this Agreement or to any right you may have to obtain contribution as permitted by law in the event of entry of judgment against you as a result of any act or failure to act for which the Company, or any of its subsidiaries or affiliates, and you are held jointly liable.
2.    In understanding the terms of the Release and your rights, you have been advised to consult with an attorney of your choice prior to executing the Release. You understand that nothing in the Release shall prohibit you from exercising legal rights that are, as a matter of law, not subject to waiver such as: (a) your rights under applicable workers’ compensation laws; (b) your right, if any, to seek unemployment benefits; (c) your right to indemnity under California Labor Code section 2802 or other applicable state-law right to indemnity; and (d) your right to file a charge or complaint with a government agency such as but not limited to the Equal Employment Opportunity Commission, the National Labor Relations Board, the Department of Labor, the California Department of Fair Employment and Housing, or other applicable state agency. Moreover, you will continue to be indemnified for your actions taken while employed by the Company to the same extent as other then-current or former directors and officers of the Company under the Company’s Certificate of Incorporation and Bylaws and any director or officer indemnification agreement between you and the Company, if any, and you will continue to be covered by the Company’s director’s and officer’s liability insurance policy as in effect from time to time to the same extent as other then-current or former directors and officers of the Company, each subject to the requirements of the laws of the State of California.
3.    You understand and agree that the Company will not provide you with the payments and benefits under this Agreement unless you execute the Release. You also understand that you have received or will receive, regardless of the execution of the Release, all wages owed to you together with any accrued but unused vacation pay, less applicable withholdings and deductions, earned through your termination date.
4.    As part of your existing and continuing obligations to the Company, you have returned to the Company all Company documents (and all copies thereof) and other Company property that you have had in your possession at any time, including but not limited to the Company’s files, notes, drawings, records, business plans and forecasts, financial information, specification, computer-recorded information, tangible property (including, but not limited to, computers, laptops, pagers, etc.), credit cards, entry cards, identification badges and keys; and any materials of any kind which contain or embody any proprietary or confidential information of the Company (and all reproductions thereof). You understand that, even if you did not sign the Release, you are still bound by any and all confidential/proprietary/trade secret information, non-disclosure and inventions assignment agreement(s) signed by you in connection with your employment with the Company, or with a predecessor or successor of the Company pursuant to the terms of such agreement(s). Notwithstanding the foregoing, you may retain during the Employment Period any company-provided cell phone or laptop in order to provide services to the Company, but you agree to return such cell phone and laptop computer upon the termination or completion of the Employment Period. In addition, the Company reserves the right to review and erase any company confidential information that may be contained on the Company-provided cell phone and laptop computer.
5.    You represent and warrant that you are the sole owner of all claims relating to your employment with the Company and/or with any predecessor of the Company, and that you have not assigned or transferred any claims relating to your employment to any other person or entity.
6.    You agree to keep the payments and benefits provided hereunder and the provisions of this Release confidential and not to reveal its contents to anyone except your lawyer, your spouse or other immediate family member, and/or your financial consultant, or as required by legal process or applicable law (except to the extent this Release or the payments and benefits provided hereunder, as applicable, have been made public other than by you in violation of this Agreement).
7.    You understand and agree that the Release shall not be construed at any time as an admission of liability or wrongdoing by either the Company or yourself.
8.    You agree that you will not make any negative or disparaging statements or comments, either as fact or as opinion, about the Company, its employees, officers, directors, shareholders, vendors, products or services, business, technologies, market position or performance. The Company (including its subsidiaries and affiliates) will not make, and agrees to use its best efforts to cause the officers, directors, employees and spokespersons of the Company to refrain from making, any negative or disparaging statements or comments, either as fact or as opinion, about you (or authorizing any statements or comments to be reported as being attributed to the Company). Nothing in this paragraph shall prohibit you or the Company from providing truthful information in response to a subpoena or other legal process.
9.    You agree that you have had at least twenty-one (21) calendar days in which to consider whether to execute the Release, no one hurried you into executing the Release during that period, and no one coerced you into executing the Release. You understand that the offer of the payments and benefits hereunder and the Release shall expire on the twenty-second (22nd) calendar day after your employment termination date if you have not accepted it by that time. You further understand that the Company’s obligations under the Release shall not become effective or enforceable until the eighth (8th) calendar day after the date you sign the Release provided that you have timely delivered it to Company (the “Effective Date”) and that in the seven (7) day period following the date you deliver a signed copy of the Release to Company you understand that you may revoke your acceptance of the Release. You understand that the payments and benefits under this Agreement will become available to you at such time after the Effective Date.
10.    In executing the Release, you acknowledge that you have not relied upon any statement made by the Company, or any of its representatives or employees, with regard to the Release unless the representation is specifically included herein. Furthermore, the Release contains our entire understanding regarding eligibility for payments and benefits and supersedes any or all prior representation and agreement regarding the subject matter of the Release. However, the Release does not modify, amend or supersede written Company agreements that are consistent with enforceable provisions of this Release such as your proprietary information and invention assignment agreement, and any stock, stock option and/or stock purchase agreements between the Company and you. Once effective and enforceable, this agreement can only be changed by another written agreement signed by you and an authorized representative of the Company.

D.	General Terms.
1.    Section 409A. To the extent (a) any payments to which you become entitled under this Agreement, or any agreement or plan referenced herein constitute deferred compensation subject to Section 409A of the Code and (b) you are deemed at the time of such termination of employment to be a “specified” employee under Section 409A of the Code, then such payment or payments will not be made or commence until the earlier of (i) the expiration of the six (6)-month period measured from the date of your Separation and (ii) the date of your death following such separation from service; provided, however, that such deferral will be effected only to the extent required to avoid adverse tax treatment to you, including (without limitation) the additional twenty percent (20%) tax for which you would otherwise be liable under Section 409A(a)(1)(B) of the Code in the absence of such deferral. Upon the expiration of the applicable deferral period, any payments which would have otherwise been made during that period (whether in a single sum or in installments) in the absence of this paragraph will be paid to you or your beneficiary in one lump sum (without interest).
To the extent that any provision of this Agreement is ambiguous as to its exemption or compliance with Section 409A, the provision will be read in such a manner so that all payments hereunder are exempt from Section 409A to the maximum permissible extent, and for any payments where such construction is not tenable, that those payments comply with Section 409A to the maximum permissible extent. To the extent any payment under this Employment Agreement may be classified as a “short-term deferral” within the meaning of Section 409A, such payment will be deemed a short-term deferral, even if it may also qualify for an exemption from Section 409A under another provision of Section 409A.
Payments pursuant to this Agreement (or referenced in this Agreement) are intended to constitute separate payments for purposes of Section 1.409A-2(b)(2) of the regulations under Section 409A.
Notwithstanding the foregoing, in the event the Company determines that any compensation or benefits payable under this Agreement may be subject to Section 409A, the Company will work in good faith with you to adopt such amendments to this Agreement, or to adopt such policies and procedures or take such other actions that the Company determines are necessary or appropriate, to avoid the imposition of taxes under Section 409A.
2.    Confidential Information and Other Company Policies. You will be bound by and comply fully with the Company’s standard confidentiality agreement (a form of which was been provided to you), insider trading policy, code of conduct, and any other policies and programs adopted by the Company regulating the behavior of its service providers, as such policies and programs may be amended from time to time.
3.    Business Expense Reimbursement. You will be reimbursed, in accordance with the Company’s expense reimbursement policy, for all business expenses reasonably and necessarily incurred by you in connection with your provision of the Services to the Company.
4.    Employee Inventions and Confidentiality Agreement. You acknowledge and agreement that you continue to be bound by the Employee Inventions and Confidentiality Agreement (the “Employee Inventions and Confidentiality Agreement”) previously entered into by and between you and the Company as a condition of your service.
5.    Withholding. All sums payable to you hereunder will be reduced by all applicable federal, state, local and other withholding and similar taxes and payments required by applicable law.
6.    Severability. If any term, covenant, condition or provision of this Agreement or the application thereof to any person or circumstance shall, at any time, or to any extent, be determined invalid or unenforceable, the remaining provisions of this Agreement shall not be affected thereby and shall be deemed valid and fully enforceable to the extent permitted by law.
7.    Successors; Assignment. The rights and obligations of the Company under this Agreement shall inure to the benefit of and be binding upon the successors and assigns of the Company. Your rights and obligations hereunder are non-assignable. The Company may assign its rights and obligations to any entity in which the Company or an entity affiliated with the Company, has a majority ownership interest.
8.    Notices. Notices and all other communications contemplated by this Agreement shall be in writing and shall be deemed to have been duly given when personally delivered or when mailed by U.S. registered or certified mail, return receipt requested and postage prepaid. Notices or other communication directed to you shall be addressed to your home address most recently communicated to the Company in writing. Notices or other communication directed to the Company shall be addressed to the Company’s corporate headquarters and directed to the attention of the Board.

9.    Entire Agreement; Agreement Provisions Modified. This Agreement and the Employee Inventions and Confidentiality Agreement constitutes the entire and only agreement and understanding between the parties relating to your termination of employment with the Company. This Agreement may not be modified or amended except by a written agreement signed by you and an authorized officer of the Company.
10.    Arbitration and Class Action Waiver. You and the Company agree to submit to mandatory binding arbitration any and all claims arising out of or related to your service with the Company and the termination thereof, including, but not limited to, claims for unpaid wages, wrongful termination, torts, stock or stock options or other ownership interest in the Company, and/or discrimination (including harassment) based upon any federal, state or local ordinance, statute, regulation or constitutional provision, except that each party may, at its, his or her option, seek injunctive relief in court related to the improper use, disclosure or misappropriation of a party’s private, proprietary, confidential or trade secret information (collectively, “Arbitrable Claims”). Further, to the fullest extent permitted by law, you and the Company agree that no class or collective actions can be asserted in arbitration or otherwise. All claims, whether in arbitration or otherwise, must be brought solely in your or the Company’s individual capacity, and not as a plaintiff or class member in any purported class or collective proceeding. Nothing in this Arbitration and Class Action Waiver section, however, restricts your right, if any, to file in court a representative action under California Labor Code Sections 2698, et seq.
SUBJECT TO THE ABOVE PROVISO, THE PARTIES HEREBY WAIVE ANY RIGHTS THEY MAY HAVE TO TRIAL BY JURY IN REGARD TO ARBITRABLE CLAIMS. THE PARTIES FURTHER WAIVE ANY RIGHTS THEY MAY HAVE TO PURSUE OR PARTICIPATE IN A CLASS OR COLLECTIVE ACTION PERTAINING TO ANY ARBITRABLE CLAIMS BETWEEN YOU AND THE COMPANY.
This Agreement does not restrict your right to file administrative claims you may bring before any government agency where, as a matter of law, the parties may not restrict your ability to file such claims (including, but not limited to, the National Labor Relations Board, the Equal Employment Opportunity Commission and the Department of Labor). However, the parties agree that, to the fullest extent permitted by law, arbitration shall be the exclusive remedy for the subject matter of such administrative claims. The arbitration shall be conducted in Los Angeles County, California through JAMS before a single neutral arbitrator, in accordance with the JAMS employment arbitration rules then in effect. The JAMS rules may be found and reviewed at http://www.jamsadr.com/rules-employment-arbitration. If you are unable to access these rules, please let the Company know and the Company will provide you with a hardcopy. The arbitrator shall issue a written decision that contains the essential findings and conclusions on which the decision is based. In the event of arbitration relating to this Agreement or your service with the Company, each of you and the Company will bear its own costs, including, without limitation, attorneys’ fees.
11.    Choice of Law. This Agreement is made and entered into in the State of California, and shall in all respects be interpreted, enforced and governed by and under the laws of the State of California (but not including any choice of law rule thereof that would cause the laws of another jurisdiction to apply).
12.    Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together will constitute one and the same instrument.

[SIGNATURE PAGE TO TRANSITIONAL EMPLOYMENT AGREEMENT FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the respective dates set forth below.

DATE: _____________	Green Dot Corporation By: Steven W. Streit, Chief Executive Officer
DATE:_____________	Mark Shifke

[SIGNATURE PAGE TO TRANSITIONAL EMPLOYMENT AGREEMENT]

Exhibit B
[SECOND RELEASE]
EXHIBIT A

GENERAL RELEASE OF CLAIMS
This General Release of Claims (the “Release”) is entered into as of [________], by and between Mark Shifke (“you”) and Green Dot Corporation (the “Company”), collectively referred to herein as the “Parties”. Capitalized terms used herein, but not defined herein, shall have the meanings ascribed to them in the Employment Agreement by and between you and the Company dated April 13, 2017 (the “Employment Agreement”) and the Transitional Employment Agreement dated ______________ (the “Transitional Employment Agreement” together with the Employment Agreement the “Agreements”).
Recitals
WHEREAS, you have been providing services to the Company as its President pursuant to the Employment Agreement;
WHEREAS, the Company wishes to receive from you a general release of all claims against the Company in consideration for you receiving the severance benefits set forth in the Employment Agreement;
WHEREAS, the Parties, and each of them, wish to resolve any and all disputes, claims, complaints, grievances, charges, actions, petitions and demands that you may have against the Company as defined herein, including, but not limited to, any and all claims arising or in any way related to your employment or service with, or separation from, as applicable, the Company, and you and the Company desire to embody in this Agreement the terms, conditions and benefits to be provided in connection with your termination of employment or service with the Company;
NOW THEREFORE, in consideration of the promises made herein, the Parties hereby agree as follows:

A.	Termination.
1.    Termination Date. Your last day of employment with the Company was [_________] (your “Termination Date”). The Company shall pay to you the Accrued Amounts on the Termination Date, regardless of whether you sign this Release.
2.    Consideration for Release. Subject to your compliance with the terms and conditions of this Release, and provided you deliver to the Company this signed Release, do not revoke this Release and satisfy all conditions to make this Release effective, the Company shall provide you with the benefits set forth in the [Employment Agreement and/or][Transitional Employment Agreement] as compensation for this Release.
3.    Employee Inventions and Confidentiality Agreement. You acknowledge and agree that you continue to be bound by the Employee Invention Assignment and Confidentiality Agreement previously entered into by and between you and the Company.

B.	Release.
In consideration of the payments and benefits provided and to be provided to you by the Company under this Agreement, and in connection with you’re the termination of your employment by your signature below you agree to the following general release:

1.    On behalf of yourself, your heirs, executors, administrators, successors, and assigns, you hereby fully and forever generally release and discharge the Company, its current, former and future parents, subsidiaries, affiliated companies, related entities, employee benefit plans, and their fiduciaries, predecessors, successors, officers, directors, shareholders, agents, employees and assigns (collectively, for purposes of this Section C, the “Company”) from any and all claims, causes of action, and liabilities up through the date of your execution of this Release. The claims subject to this Release include, but are not limited to, those relating to your employment with the Company and/or any predecessor to the Company and the termination of such employment. All such claims (including related attorneys’ fees and costs) are barred without regard to whether those claims are based on any alleged breach of a duty arising in statute, contract, or tort. This expressly includes waiver and release of any rights and claims arising under any and all laws, rules, regulations, and ordinances, including, but not limited to: Title VII of the Civil Rights Act of 1964; the Older Workers Benefit Protection Act; the Americans With Disabilities Act; the Age Discrimination in Employment Act; the Fair Labor Standards Act; the National Labor Relations Act; the Family and Medical Leave Act; the Employee Retirement Income Security Act of 1974, as amended (“ERISA”); the Workers Adjustment and Retraining Notification Act; the California Fair Employment and Housing Act (if applicable); the provisions of the California Labor Code (if applicable); the Equal Pay Act of 1963; and any similar law of any other state or governmental entity. You further waive any rights under Section 1542 of the Civil Code of the State of California or any similar state statute. Section 1542 states: “A general release does not extend to claims which the creditor does not know or suspect to exist in his or her favor at the time of executing the release, which, if known to him or her, must have materially affected his or her settlement with the debtor.” This Release does not extend to, and has no effect upon, any benefits that have accrued, and to which you have become vested or otherwise entitled to, under any employee benefit plan, program or policy sponsored or maintained by the Company, Section 11 of the Employment Agreement or Section 3(e) of the Agreement, or to your right to indemnification by the Company, and continued coverage by the Company’s director’s and officer’s liability insurance policy, which shall, in each case, in all events continue to be at the same level as applicable to active officers and directors of the Company to any claim that arises after the date of this Agreement or to any right you may have to obtain contribution as permitted by law in the event of entry of judgment against you as a result of any act or failure to act for which the Company, or any of its subsidiaries or affiliates, and you are held jointly liable.
2.    In understanding the terms of the Release and your rights, you have been advised to consult with an attorney of your choice prior to executing the Release. You understand that nothing in the Release shall prohibit you from exercising legal rights that are, as a matter of law, not subject to waiver such as: (a) your rights under applicable workers’ compensation laws; (b) your right, if any, to seek unemployment benefits; (c) your right to indemnity under California Labor Code section 2802 or other applicable state-law right to indemnity; and (d) your right to file a charge or complaint with a government agency such as but not limited to the Equal Employment Opportunity Commission, the National Labor Relations Board, the Department of Labor, the California Department of Fair Employment and Housing, or other applicable state agency. Moreover, you will continue to be indemnified for your actions taken while employed by the Company to the same extent as other then-current or former directors and officers of the Company under the Company’s Certificate of Incorporation and Bylaws and any director or officer indemnification agreement between you and the Company, if any, and you will continue to be covered by the Company’s director’s and officer’s liability insurance policy as in effect from time to time to the same extent as other then-current or former directors and officers of the Company, each subject to the requirements of the laws of the State of California.
3.    You understand and agree that the Company will not provide you with the payments and benefits under this Agreement unless you execute the Release. You also understand that you have received or will receive, regardless of the execution of the Release, all wages owed to you together with any accrued but unused vacation pay, less applicable withholdings and deductions, earned through your termination date.
4.    As part of your existing and continuing obligations to the Company, you have returned to the Company all Company documents (and all copies thereof) and other Company property that you have had in your possession at any time, including but not limited to the Company’s files, notes, drawings, records, business plans and forecasts, financial information, specification, computer-recorded information, tangible property (including, but not limited to, computers, laptops, pagers, etc.), credit cards, entry cards, identification badges and keys; and any materials of any kind which contain or embody any proprietary or confidential information of the Company (and all reproductions thereof). You understand that, even if you did not sign the Release, you are still bound by any and all confidential/proprietary/trade secret information, non-disclosure and inventions assignment agreement(s) signed by you in connection with your employment with the Company, or with a predecessor or successor of the Company pursuant to the terms of such agreement(s). Notwithstanding the foregoing, you may retain during the Employment Period any company-provided cell phone or laptop in order to provide services to the Company, but you agree to return such cell phone and laptop computer upon the termination or completion of the Employment Period. In addition, the Company reserves the right to review and erase any company confidential information that may be contained on the Company-provided cell phone and laptop computer.
5.    You represent and warrant that you are the sole owner of all claims relating to your employment with the Company and/or with any predecessor of the Company, and that you have not assigned or transferred any claims relating to your employment to any other person or entity.
6.    You agree to keep the payments and benefits provided hereunder and the provisions of this Release confidential and not to reveal its contents to anyone except your lawyer, your spouse or other immediate family member, and/or your financial consultant, or as required by legal process or applicable law (except to the extent this Release or the payments and benefits provided hereunder, as applicable, have been made public other than by you in violation of this Agreement).
7.    You understand and agree that the Release shall not be construed at any time as an admission of liability or wrongdoing by either the Company or yourself.
8.    You agree that you will not make any negative or disparaging statements or comments, either as fact or as opinion, about the Company, its employees, officers, directors, shareholders, vendors, products or services, business, technologies, market position or performance. The Company (including its subsidiaries and affiliates) will not make, and agrees to use its best efforts to cause the officers, directors, employees and spokespersons of the Company to refrain from making, any negative or disparaging statements or comments, either as fact or as opinion, about you (or authorizing any statements or comments to be reported as being attributed to the Company). Nothing in this paragraph shall prohibit you or the Company from providing truthful information in response to a subpoena or other legal process.
9.    You agree that you have had at least twenty-one (21) calendar days in which to consider whether to execute the Release, no one hurried you into executing the Release during that period, and no one coerced you into executing the Release. You understand that the offer of the payments and benefits hereunder and the Release shall expire on the twenty-second (22nd) calendar day after your employment termination date if you have not accepted it by that time. You further understand that the Company’s obligations under the Release shall not become effective or enforceable until the eighth (8th) calendar day after the date you sign the Release provided that you have timely delivered it to Company (the “Effective Date”) and that in the seven (7) day period following the date you deliver a signed copy of the Release to Company you understand that you may revoke your acceptance of the Release. You understand that the payments and benefits under this Agreement will become available to you at such time after the Effective Date.
10.    In executing the Release, you acknowledge that you have not relied upon any statement made by the Company, or any of its representatives or employees, with regard to the Release unless the representation is specifically included herein. Furthermore, the Release contains our entire understanding regarding eligibility for payments and benefits and supersedes any or all prior representation and agreement regarding the subject matter of the Release. However, the Release does not modify, amend or supersede written Company agreements that are consistent with enforceable provisions of this Release such as your proprietary information and invention assignment agreement, and any stock, stock option and/or stock purchase agreements between the Company and you. Once effective and enforceable, this agreement can only be changed by another written agreement signed by you and an authorized representative of the Company.

C.	Miscellaneous.
1.    Section 409A. To the extent (a) any payments to which you become entitled under this Agreement, or any agreement or plan referenced herein constitute deferred compensation subject to Section 409A of the Code and (b) you are deemed at the time of such termination of employment to be a “specified” employee under Section 409A of the Code, then such payment or payments will not be made or commence until the earlier of (i) the expiration of the six (6)-month period measured from the date of your Separation and (ii) the date of your death following such separation from service; provided, however, that such deferral will be effected only to the extent required to avoid adverse tax treatment to you, including (without limitation) the additional twenty percent (20%) tax for which you would otherwise be liable under Section 409A(a)(1)(B) of the Code in the absence of such deferral. Upon the expiration of the applicable deferral period, any payments which would have otherwise been made during that period (whether in a single sum or in installments) in the absence of this paragraph will be paid to you or your beneficiary in one lump sum (without interest).
To the extent that any provision of this Agreement is ambiguous as to its exemption or compliance with Section 409A, the provision will be read in such a manner so that all payments hereunder are exempt from Section 409A to the maximum permissible extent, and for any payments where such construction is not tenable, that those payments comply with Section 409A to the maximum permissible extent. To the extent any payment under this Employment Agreement may be classified as a “short-term deferral” within the meaning of Section 409A, such payment will be deemed a short-term deferral, even if it may also qualify for an exemption from Section 409A under another provision of Section 409A.
Payments pursuant to this Agreement (or referenced in this Agreement) are intended to constitute separate payments for purposes of Section 1.409A-2(b)(2) of the regulations under Section 409A.
Notwithstanding the foregoing, in the event the Company determines that any compensation or benefits payable under this Agreement may be subject to Section 409A, the Company will work in good faith with you to adopt such amendments to this Agreement, or to adopt such policies and procedures or take such other actions that the Company determines are necessary or appropriate, to avoid the imposition of taxes under Section 409A.
2.    Employee Inventions and Confidentiality Agreement. You acknowledge and agreement that you continue to be bound by the Employee Inventions and Confidentiality Agreement (the “Employee Inventions and Confidentiality Agreement”) previously entered into by and between you and the Company as a condition of your service.
3.    Withholding. All sums payable to you hereunder will be reduced by all applicable federal, state, local and other withholding and similar taxes and payments required by applicable law.
4.    Severability. If any term, covenant, condition or provision of this Agreement or the application thereof to any person or circumstance shall, at any time, or to any extent, be determined invalid or unenforceable, the remaining provisions of this Agreement shall not be affected thereby and shall be deemed valid and fully enforceable to the extent permitted by law.
5.    Successors; Assignment. The rights and obligations of the Company under this Agreement shall inure to the benefit of and be binding upon the successors and assigns of the Company. Your rights and obligations hereunder are non-assignable. The Company may assign its rights and obligations to any entity in which the Company or an entity affiliated with the Company, has a majority ownership interest.
6.    Notices. Notices and all other communications contemplated by this Agreement shall be in writing and shall be deemed to have been duly given when personally delivered or when mailed by U.S. registered or certified mail, return receipt requested and postage prepaid. Notices or other communication directed to you shall be addressed to your home address most recently communicated to the Company in writing. Notices or other communication directed to the Company shall be addressed to the Company’s corporate headquarters and directed to the attention of the Board.
7.    Entire Agreement; Agreement Provisions Modified. This Agreement and the Employee Inventions and Confidentiality Agreement constitutes the entire and only agreement and understanding between the parties relating to your termination of employment with the Company. This Agreement may not be modified or amended except by a written agreement signed by you and an authorized officer of the Company.
8.    Arbitration and Class Action Waiver. You and the Company agree to submit to mandatory binding arbitration any and all claims arising out of or related to your service with the Company and the termination thereof, including, but not limited to, claims for unpaid wages, wrongful termination, torts, stock or stock options or other ownership interest in the Company, and/or discrimination (including harassment) based upon any federal, state or local ordinance, statute, regulation or constitutional provision, except that each party may, at its, his or her option, seek injunctive relief in court related to the improper use, disclosure or misappropriation of a party’s private, proprietary, confidential or trade secret information (collectively, “Arbitrable Claims”). Further, to the fullest extent permitted by law, you and the Company agree that no class or collective actions can be asserted in arbitration or otherwise. All claims, whether in arbitration or otherwise, must be brought solely in your or the Company’s individual capacity, and not as a plaintiff or class member in any purported class or collective proceeding. Nothing in this Arbitration and Class Action Waiver section, however, restricts your right, if any, to file in court a representative action under California Labor Code Sections 2698, et seq.
SUBJECT TO THE ABOVE PROVISO, THE PARTIES HEREBY WAIVE ANY RIGHTS THEY MAY HAVE TO TRIAL BY JURY IN REGARD TO ARBITRABLE CLAIMS. THE PARTIES FURTHER WAIVE ANY RIGHTS THEY MAY HAVE TO PURSUE OR PARTICIPATE IN A CLASS OR COLLECTIVE ACTION PERTAINING TO ANY ARBITRABLE CLAIMS BETWEEN YOU AND THE COMPANY.
This Agreement does not restrict your right to file administrative claims you may bring before any government agency where, as a matter of law, the parties may not restrict your ability to file such claims (including, but not limited to, the National Labor Relations Board, the Equal Employment Opportunity Commission and the Department of Labor). However, the parties agree that, to the fullest extent permitted by law, arbitration shall be the exclusive remedy for the subject matter of such administrative claims. The arbitration shall be conducted in Los Angeles County, California through JAMS before a single neutral arbitrator, in accordance with the JAMS employment arbitration rules then in effect. The JAMS rules may be found and reviewed at http://www.jamsadr.com/rules-employment-arbitration. If you are unable to access these rules, please let the Company know and the Company will provide you with a hardcopy. The arbitrator shall issue a written decision that contains the essential findings and conclusions on which the decision is based. In the event of arbitration relating to this Agreement or your service with the Company, each of you and the Company will bear its own costs, including, without limitation, attorneys’ fees.
9.    Choice of Law. This Agreement is made and entered into in the State of California, and shall in all respects be interpreted, enforced and governed by and under the laws of the State of California (but not including any choice of law rule thereof that would cause the laws of another jurisdiction to apply).
10.    Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together will constitute one and the same instrument.

[SIGNATURE PAGE TO GENERAL RELEASE AGREEMENT FOLLOWS]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date indicated below.

DATE: _____________	Green Dot Corporation By: Steven W. Streit, Chief Executive Officer
DATE:_____________	Mark Shifke

[SIGNATURE PAGE TO GENERAL RELEASE AGREEMENT]